UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 13, 2021
_________________________
Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9002 San Marco Court	Orlando,	FL	32819
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 13, 2021, Marriott Vacations Worldwide Corporation (the “Company”) announced that Anthony Terry, Senior Vice President, Global Operational Finance, has been appointed as the Company’s Executive Vice President and Chief Financial Officer, effective October 16, 2021. He will report to John E. Geller, who will continue to serve as President, Marriott Vacations Worldwide effective October 16, 2021. Mr. Geller will continue to have oversight of the Company’s Vacation Ownership, Finance & Accounting, Human Resources and Information Technology Organizations.
Mr. Terry, 53, has served as the Senior Vice President, Global Operational Finance since 2011. He began his career with the Company over 25 years ago as Manager, Financial Accounting for Marriott Vacation Club International when it was a division of Marriott International, Inc. He was promoted to roles of increasing responsibility and had oversight of various financial and business planning functions. He is a graduate of Florida State University College of Business.
There are no arrangements or understandings between Mr. Terry and any other persons pursuant to which Mr. Terry was selected as Executive Vice President and Chief Financial Officer of the Company. There are no family relationships between Mr. Terry and any director or executive officer of the Company, and Mr. Terry has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor are any such transactions currently proposed.
In connection with Mr. Terry’s appointment, effective October 16, 2021, he will receive an annual base salary of $475,000, and will be eligible to participate in the Company’s bonus program with annual targeted bonus of 100% of his annual base salary. He will be eligible to receive an initial annual equity grant of $1 million, to be allocated among restricted stock units, performance-based restricted stock units and stock appreciation rights as determined by the Compensation Policy Committee of the Company’s Board of Directors. Mr. Terry will also receive an initial grant of restricted stock units equal to $250,000. Mr. Terry will be eligible to participate in the Company’s standard benefits programs.
A copy of the press release announcing these changes is filed herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following exhibits are being filed with this report:

Exhibit Number	Description
99.1	Press Release
101	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Dated: October 13, 2021	By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	President and Chief Financial Officer
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